UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 9, 2010
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
         CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On November 9, 2010, Scott L. Thompson, President and Chief Executive Officer of Dollar Thrifty Automotive Group, Inc. sent a letter to Ronald L. Nelson, Chairman and Chief Executive Officer of Avis Budget Group, Inc. concerning cooperation between the companies with respect to antitrust regulatory approval of a prospective business combination.  On the same day, Mr. Nelson sent to Mr. Thompson a letter in reply to Mr. Thompson’s letter.  Copies of these letters are filed as Exhibits 99.1 and 99.2 to this report and are incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

The attached exhibits contain “forward-looking statements” about our expectations, plans and performance. These statements use such words as “may,” “will,” “expect,” “believe,” “intend,” “should,” “could,” “anticipate,” “estimate,” “forecast,” “project,” “plan” and similar expressions. These statements do not guarantee future performance and Dollar Thrifty Automotive Group, Inc. assumes no obligation to update them.  Risks and uncertainties that could materially affect future results include:

•
the impact on our results and liquidity if we become obligated to pay a termination fee to Hertz Global Holdings, Inc. (“Hertz”), which will depend on whether we complete a qualifying business combination transaction within 12 months of the October 1, 2010 termination date of our merger agreement with Hertz, and whether and the extent to which the relevant third party would bear all or any portion of that fee;

•
whether Avis Budget Group, Inc. (“Avis”) would obtain regulatory approval to engage in a business combination transaction with us and, if so, the conditions upon which such approval would be granted (including potential divestitures of assets or businesses of either company), whether we and Avis would reach agreement on the terms of such a transaction, whether our stockholders would approve the transaction and whether other conditions to consummation of the transaction would be satisfied or waived;

•
the risks to our business and prospects pending any future business combination transaction, diversion of management’s attention from day-to-day operations, a loss of key personnel, disruption of our operations, and the impact of pending or future litigation relating to any business combination transaction;

•
the risks to our business and growth prospects as a stand-alone company, in light of our dependence on future growth of the economy as a whole to achieve meaningful revenue growth in the key airport and local markets we serve, high barriers to entry in the insurance replacement market, and the impact of our limited financial resources on our ability to finance growth through acquisitions or to expand internationally;

•
the impact of persistent pricing and demand pressures, particularly in light of the continuing volatility in the global financial and credit markets and concerns about global economic prospects and the timing and strength of a recovery, and whether consumer confidence and spending levels will improve;

•	whether ongoing governmental and regulatory initiatives in the United States and elsewhere to stimulate economic growth will be successful;
•	the impact of pricing and other actions by competitors, particularly as they increase fleet sizes in anticipation of seasonal activity;
•
our ability to manage our fleet mix to match demand and meet our target for vehicle depreciation costs, particularly in light of the significant increase in the level of risk vehicles (i.e., those vehicles not acquired through a guaranteed residual value program) in our fleet and our exposure to the used vehicle market;

•
the cost and other terms of acquiring and disposing of automobiles and the impact of conditions in the used vehicle market on our vehicle cost, including the impact on our results of expected increases in our vehicle depreciation costs in 2011 based on our current expectations with respect to the used vehicle market, and our ability to reduce our fleet capacity as and when projected by our plans;

•	the timing and strength of a recovery in the U.S. automotive industry, particularly in light of our dependence on vehicle supply from U.S. automotive manufacturers;
•	the effectiveness of actions we take to manage costs and liquidity;
•	our ability to obtain cost-effective financing as needed (including replacement of asset-backed notes and other indebtedness as it comes due) without unduly restricting operational flexibility;
•
our ability to comply with financial covenants or to obtain necessary amendments or waivers, and the impact of the terms of any required amendments or waivers, such as potential reductions in lender commitments;

•
our ability to manage the consequences under our financing agreements of an event of bankruptcy with respect to any of the monoline insurers that provide credit support for our asset-backed financing structures, including Financial Guaranty Insurance Company, which has indicated that it has not satisfied the conditions for effectuating its surplus restoration plan as required by the New York State Insurance Department;

•
the potential for significant cash tax payments in 2011 and beyond as a result of the reduction in our fleet size, our use of bonus depreciation methods and the resulting impact of our inability to defer gains on the disposition of our vehicles under our like-kind exchange program;

•	airline travel patterns, including disruptions or reductions in air travel resulting from industry consolidation, capacity reductions, pricing actions or other events, such as airline bankruptcies;
•	local market conditions where we and our franchisees do business, including whether franchisees will continue to have access to capital as needed;
•	access to reservation distribution channels;
•	disruptions in the operation or development of information and communication systems that we rely on, including those relating to methods of payment;
•
the cost of regulatory compliance, costs and other effects of potential future initiatives, including those directed at climate change and its effects, and the costs and outcome of pending litigation; and

•	the impact of other events that can disrupt consumer travel, such as natural and man-made catastrophes, pandemics and actual and perceived threats or acts of terrorism.

Forward-looking statements should be considered in light of information in this and other filings we make with the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.                                                      Description

99.1	Letter from Dollar Thrifty Automotive Group, Inc. to Avis Budget Group, Inc., dated November 9, 2010.

99.2	Letter from Avis Budget Group, Inc. to Dollar Thrifty Automotive Group, Inc., dated November 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

November 9, 2010	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                                      Description

99.1	Letter from Dollar Thrifty Automotive Group, Inc. to Avis Budget Group, Inc., dated November 9, 2010.

99.2	Letter from Avis Budget Group, Inc. to Dollar Thrifty Automotive Group, Inc., dated November 9, 2010.